May 12, 2022
Pioneer ILS Interval Fund
Supplement to the Prospectus dated March 1, 2022, as in effect and as may be amended from time to time
The following supplements information in the sections entitled “Prospectus summary – Principal investment strategies,” “Prospectus summary – Risk considerations,” “Investment objective and principal investment strategies” and “Risk factors” in the Prospectus.
ESG considerations
The Adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The Adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The Adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The Adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the Adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
ESG risk. The fund’s Adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the Adviser considers this information, the Adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the fund, and the weight given by the Adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
32985-00-0522
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